EXHIBIT I
                           SUBSIDIARY PLEDGE AGREEMENT

         This Pledge Agreement, dated June 20, 2001, is delivered pursuant to
Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Agreement may be attached to the Pledge Agreement dated April 1, 1999, between the Pledgors party thereto and Credit Suisse First Boston, as Secured Party (the "Pledge Agreement," capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Agreement shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all of the Secured Obligations.

                                            ESI MAIL PHARMACY SERVICE, INC.



                                            By:      /s/ George Paz
                                                -------------------------------
                                                George Paz, Vice President


                               Class of   Stock Certificate    Par     Number of
       Stock Issuer             Stock             Nos.         Value     Shares
----------------------------- ---------- ------------------  --------- ---------

                                    EXHIBIT I
                           SUBSIDIARY PLEDGE AGREEMENT

         This Pledge Agreement, dated June 20, 2001, is delivered pursuant to
Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Agreement may be attached to the Pledge Agreement dated April 1, 1999, between the Pledgors party thereto and Credit Suisse First Boston, as Secured Party (the "Pledge Agreement," capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Agreement shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all of the Secured Obligations.

                                            ESI-GP HOLDINGS, INC.



                                            By:      /s/ George Paz
                                                --------------------------------
                                                   George Paz, Vice President



                               Class of   Stock Certificate    Par     Number of
       Stock Issuer             Stock             Nos.         Value     Shares
----------------------------- ---------- ------------------  --------- ---------

                                    EXHIBIT I
                           SUBSIDIARY PLEDGE AGREEMENT

         This Pledge Agreement, dated June 20, 2001, is delivered pursuant to
Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Agreement may be attached to the Pledge Agreement dated April 1, 1999, between the Pledgors party thereto and Credit Suisse First Boston, as Secured Party (the "Pledge Agreement," capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Agreement shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all of the Secured Obligations.

                                      ESI PARTNERSHIP

                                      EXPRES SCRIPTS, INC., General Partner


                                      By:      /s/ George Paz
                                          --------------------------------------
                                             George Paz, Senior Vice President

                                      ESI-GP HOLDINGS, INC.,  General Partner


                                      By:      /s/ George Paz
                                          --------------------------------------
                                             George Paz, Vice President



                               Class of   Stock Certificate    Par     Number of
       Stock Issuer             Stock             Nos.         Value     Shares
----------------------------- ---------- ------------------  --------- ---------